Northern Illinois Gas Company
                                             Form 10-K
                                             Exhibit 24.01




                          POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company, an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1996 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 28th day of January, 1997.


                                    ROBERT M. BEAVERS, JR.
                                    Robert M. Beavers, Jr.




                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company, an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1996 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 28th day of January, 1997.


                                       BRUCE P. BICKNER
                                       Bruce P. Bickner




                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company, an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1996 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 28th day of January, 1997.


                                     JOHN H. BIRDSALL, III
                                     John H. Birdsall, III




                             POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company, an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1996 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 28th day of January, 1997.


                                         W. H. CLARK
                                         W. H. Clark




                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company, an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1996 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 28th day of January, 1997.


                                         JOHN E. JONES
                                         John E. Jones




                            POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company, an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1996 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 28th day of January, 1997.


                                       DENNIS J. KELLER
                                       Dennis J. Keller




                           POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company, an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1996 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 28th day of January, 1997.


                                       CHARLES S. LOCKE
                                       Charles S. Locke




                            POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company, an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1996 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 28th day of January, 1997.


                                      SIDNEY R. PETERSEN
                                      Sidney R. Petersen




                           POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company, an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1996 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 28th day of January, 1997.

                                        DANIEL R. TOLL
                                        Daniel R. Toll




                          POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company, an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1996 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 28th day of January, 1997.

                                       PATRICIA A. WIER
                                       Patricia A. Wier